UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2021

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

905 West Fulton Market, Suite 200, Chicago, Illinois 60607

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Class A Common Stock, no par value	MDLZ	The Nasdaq Global Select Market
2.375% Notes due 2021	MDLZ21	The Nasdaq Stock Market LLC
1.000% Notes due 2022	MDLZ22	The Nasdaq Stock Market LLC
1.625% Notes due 2023	MDLZ23	The Nasdaq Stock Market LLC
1.625% Notes due 2027	MDLZ27	The Nasdaq Stock Market LLC
2.375% Notes due 2035	MDLZ35	The Nasdaq Stock Market LLC
4.500% Notes due 2035	MDLZ35A	The Nasdaq Stock Market LLC
3.875% Notes due 2045	MDLZ45	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Mondelēz International, Inc. and subsidiaries (collectively, “we,” “our” or “Mondelēz International”) are furnishing this current report to provide supplemental non-GAAP financial information related to the retrospective impact of our sales of approximately 14.1 million Keurig Dr Pepper Inc. (“KDP”) ordinary shares on August 3, 2020 and approximately 12.5 million KDP ordinary shares on September 9, 2020. As a result of these sales, our equity interest in KDP decreased by 1.9% from 13.1% to 11.2%.

Due to our reporting of KDP’s results on a one-quarter lag basis, the impact of the sale of these shares will affect our non-GAAP financial results beginning with the fourth quarter ended December 31, 2020. Consistent with our definitions of our non-GAAP financial measures, we will reflect this partial sale of our equity method investment in KDP as a divestiture, resulting in the recasting of our non-GAAP financial results for the first nine months of 2020, all quarters of 2020, 2019 and 2018 and for the years ended December 31, 2019 and 2018.

Change to our Historical Non-GAAP Financial Results in Connection with our Sales of KDP shares

As previously disclosed in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, we sold approximately 14.1 million shares of KDP on August 3, 2020, which reduced our ownership interest by 1.0% to 12.1% of the total outstanding shares. We received $414 million of proceeds and recorded a pre-tax gain of $181 million (or $139 million after tax) during the third quarter of 2020. Subsequently, on September 9, 2020, we sold approximately 12.5 million shares of KDP, which reduced our ownership interest by 0.9% to 11.2% of the total outstanding shares. We received $363 million of proceeds and recorded a pre-tax gain of $154 million (or $119 million after tax) during the third quarter of 2020.

We consider the 1.9% ownership reduction resulting from these sales of shares a partial sale of our equity method investment in KDP. Consistent with our definitions of our non-GAAP financial measures, we consider these sales to be a divestiture. Due to our reporting of KDP’s results on a one-quarter lag basis, the impact of the sale of these shares will affect our non-GAAP financial results beginning with the fourth quarter ended December 31, 2020. Therefore, we will remove the equity method investment net earnings results related to this partial sale of our equity method investment in KDP from our non-GAAP financial results for Adjusted EPS for all historical periods presented. Our U.S. GAAP results, which include our historical equity method investment net earnings from KDP, will not change from what was previously reported.

Recast Amounts Reflecting Changes in Historical Non-GAAP Results

The change to our non-GAAP financial results for Adjusted EPS described above does not affect our previously reported consolidated financial results nor does it affect our non-GAAP financial results for Organic Net Revenue, Adjusted Gross Profit or Adjusted Operating Income for any period. This supplemental disclosure does not amend any disclosure contained in any of our prior SEC filings. See the chart below and Exhibit 99.1 for the unaudited GAAP and recast non-GAAP financial information for the first nine months of 2020, all quarters of 2020, 2019 and 2018 and for the years ended December 31, 2019 and 2018.

Mondelēz International, Inc. and Subsidiaries

Recast Amounts Reflecting Change Due to Divestiture

(in millions of U.S. dollars, except per share data)

(Unaudited)

	2018	2019	2020	2018				2019				2020
	FY	FY	Q3 YTD	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Reported (GAAP)
Equity method investment net earnings	$484	$501	$311	$229	$88	$84	$83	$166	$109	$114	$112	$121	$106	$84
Provision for income taxes	773	2	880	337	15	310	111	189	216	(633)	230	148	341	391
Net earnings attributable to Mondelēz International	3,317	3,929	2,399	1,043	319	1,198	757	967	803	1,426	733	736	544	1,119
Diluted earnings per share attributable to Mondelēz International	$2.23	$2.69	$1.66	$0.69	$0.21	$0.81	$0.51	$0.66	$0.55	$0.98	$0.50	$0.51	$0.38	$0.78

Adjusted (Non-GAAP) - As Recast
Equity method investment net earnings	$393	$487	$352	$116	$87	$82	$108	$160	$106	$109	$112	$112	$124	$116
Provision for income taxes	853	871	648	223	207	180	243	201	219	171	280	201	129	318
Net earnings attributable to Mondelēz International	3,502	3,593	2,756	933	813	903	853	980	810	923	880	958	889	909
Diluted earnings per share attributable to Mondelēz International	$2.36	$2.46	$1.91	$0.62	$0.55	$0.61	$0.58	$0.67	$0.56	$0.63	$0.61	$0.66	$0.62	$0.63

Financial Schedules

Exhibit 99.1 to this Form 8-K contains financial schedules that provide the reconciliations for our recast non-GAAP financial results for Adjusted EPS due to the partial sale of our equity method investment in KDP for the first nine months of 2020, all quarters of 2020, 2019 and 2018 and for the years ended December 31, 2019 and 2018.

•

Schedule 1 provides reconciliations of the differences between the recast Adjusted (non-GAAP) financial measures and their most directly comparable reported (GAAP) financial measures. Equity method investment net earnings and Provision for income taxes are components used to calculate net earnings and diluted earnings per share attributable to Mondelēz International.

•	Schedule 2 provides reconciliations between the reported diluted EPS attributable to Mondelēz International (GAAP) and the recast Adjusted EPS (non-GAAP).

Non-GAAP Financial Measures

We use non-GAAP financial information and believe it is useful to investors as it provides additional information to facilitate comparisons of historical operating results and identify trends in our underlying operating results, and it provides additional insight and transparency on how we evaluate our business. For additional information regarding our non-GAAP financial measures, see Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are being furnished with this Current Report on Form 8-K.

99.1	Financial schedules – Unaudited GAAP and Non-GAAP Financial Information.

99.2	Non-GAAP Financial Measures – Additional Information.

104	The cover page from Mondelēz International, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Luca Zaramella
Name:	Luca Zaramella
Title:	Executive Vice President and
Chief Financial Officer

Date: January 7, 2021

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